Putnam
Tax
Exempt
Income Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Putnam Tax Exempt Income Fund begins a new fiscal year in an encouraging environment for municipal bonds. We currently expect to continue seeking investment opportunities in states with improving economies and in industry sectors such as transportation and health care that are experiencing vibrant growth."

                          -- Fund Manager William H. Reeves

CONTENTS
4     Report from Putnam Management
8     Fund performance summary
15    Portfolio holdings
29    Financial statements



From the Chairman

(copyright) Karsh, Ottawa

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

Dear Shareholder:

The flat-tax anxiety that gripped the municipal bond market as Putnam Tax Exempt Income Fund began fiscal 1996 seems like ancient history today. As with so many other historical events, however, the effects linger.

In this case, the residual consequence has had some positive implications. When the rest of the bond market took a rather steep drop last February, municipal bond prices barely wavered, although they are still mildly erratic.

Overall, your fund's newly assigned manager, William H. Reeves, believes positive forces at work in the municipal bond market outweigh the negatives. Demand is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable. In sum, after a year full of challenges, the outlook for the year ahead appears positive as Bill explains in the accompanying report.

While Bill is new to the fund's management team, he is a 10-year member of Putnam's tax-exempt income staff. Bill has 31 years of investment experience.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
William H. Reeves

Fixed-income investors were buffeted by tides of change over the 12 months ended September 30, 1996, Putnam Tax Exempt Income Fund's most recent fiscal year. Expectations of stronger economic growth and its possible effects on future inflation caused last year's bond market rally to reverse course sharply early in calendar 1996. As the economy and interest-rate environment shifted gears over the ensuing months, the fixed-income market endured significant twists and turns. Investors' forecasts underwent one re-evaluation after another, and bond prices responded with several abrupt changes in direction.

The fund's class A shares returned 5.94%, class B shares returned 5.38%, and class M shares returned 5.72%, all at net asset value, during fiscal 1996. Results at public offering price were 0.86%, 0.38%, and 2.33% for class A, class B, and class M shares, respectively. Additional performance information can be found on pages 8 and 9.

* YEAR MARKED BY UNCERTAINTY OVER ECONOMY, INTEREST RATES

Municipal bond investors have certainly weathered a full range of interest-rate climates over the past year. An expectation of slow economic growth and minimal inflation drove rates to near-historic lows throughout most of 1995. They reversed course in March 1996, when reports of stronger-than-expected growth in employment stimulated investors' concerns about robust economic activity and future inflation.

By midyear, signals of slower growth in parts of the economy appeared to offset strength in employment. Inflation continued to be well contained, and this containment allayed many investors' concerns. The revised outlook caused volatility to ease somewhat; since then, both interest rates and bond prices have stayed within a relatively narrow range. We are monitoring early signs of pressure in wage inflation, but we still expect inflation to remain mild overall.

* PORTFOLIO SHIFTS REFLECT INCREASED INCOME ORIENTATION

Your fund had been well positioned for the long-term secular decline in interest rates that took place from 1982 through the mid 1990s. As market cycles shift, however, so must investment strategies; accordingly during the period we implemented several long-term strategy adjustments to guide your fund through this changing interest-rate environment.

Although we continually work to enhance performance and minimize the risk of price erosion, current income -- always a prime objective of the fund -- has now taken on even greater emphasis. For the foreseeable future, we expect that most of your fund's total return is likely to come from coupon income rather than from price appreciation.

That expectation being the case, during fiscal 1996 we sold bonds with 10- to 15-year maturities, reinvesting the assets in bonds with particular geographic and sector characteristics that we believe signify attractive long-term growth potential. Our decision to make this shift was based largely on the fact that over the past year the 10- to 15-year bonds have been in high demand by insurance companies.

This demand had driven yields on these bonds to low levels relative to alternative investments. We viewed this situation as an opportunity to sell some of the fund's lower-yielding positions, as well as to realize the gains that had resulted from price appreciation on these holdings.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

Health care               17.9%

Transportation            17.1%

Utilities                 13.1%

Housing                   10.0%

Education                 6.7%

Footnote reads:

*Based on net assets as of 9/30/96. Holdings will vary over time.



Both income and total return potential are considerations in the fund's efforts to take advantage of municipal bonds issued in geographic locations that show signs of economic revitalization. These include the higher-growth states of California and Texas. We also increased the fund's holdings in sectors such as transportation, particularly airlines and air freight.

Denver International Airport bonds, in particular, have proved to be quite rewarding for your fund. This facility has been under a great deal of scrutiny for a number of years, mainly relating to construction delays and problems with its automated baggage system. During the airport's turbulent construction period, we continued to see solid fundamentals and remained convinced that the problems would eventually be overcome. In fact, what many perceived as a municipal bond disaster in the making has become a performance success story. As a result of this investment, your fund was able to realize significant profits throughout the year.

We also reduced the fund's position in uninsured health-care bonds and reinvested proceeds in insured health-care securities. Besides their higher credit quality afforded by the insurance, we believe the insured bonds provide better relative investment value. While offering considerably more credit security, the yield of the insured bonds is only marginally lower than that of the uninsured bonds.

We also sought out securities that appeared to be undervalued. For example, your fund was a major holder of short-term debt issued by Washington, DC, when some notes came to market at yields considerably higher than yields on most alternative investments. When the notes were subsequently paid off, your fund acquired the longer-term issues currently in the portfolio. While they carry no guarantee as to safety of principal or timely interest payments, the debt bears a substantial commitment from the federal government because of the special relationship that exists between it and the District of Columbia. The above-market yield and minimal risk associated with these securities has contributed positively to the fund's performance.

[GRAPHIC OMITTED: Pie chart of CREDIT QUALITY OVERVIEW*]

CREDIT QUALITY OVERVIEW*

A-        9.1%
Aa-      11.7%
Aaa-     45.9%
B-        0.1%
Ba-       5.1%
Baa-     26.0%
VMIGI-    2.1%

Footnote reads:
* As a percentage of market value as of 9/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* GREATER MARKET STABILITY FORECAST FOR FISCAL '97

We expect the environment for municipal bonds to exhibit more stability in the months ahead than it has in the past year, although the market could experience periods of short-term choppiness as investors react to stimuli such as the release of economic reports and the market's assessment of November election results. Given our outlook for continued moderate economic growth and low inflation over the next several months, we expect that interest rates and bond price fluctuations will remain within their currently narrow range.

Our expectation is that supply and demand prospects will continue to be positive. The direction of the stock market and short-term interest rates could also influence demand for municipal bonds. Some investors question the sustainability of the stock market's recent strength without undergoing a temporary correction. Should such a correction occur, we believe demand for municipal bonds would increase substantially. A reduction in short-term interest rates could also stimulate demand.

On balance, given the current and projected economic environment, we believe your fund is well positioned to respond positively to unfolding events in the fiscal year ahead.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income tax, consistent with capital preservation.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                        Class A           Class B           Class M
(inception date)      (12/31/76)         (1/4/93)          (2/16/95)
                     NAV  POP           NAV   CDSC        NAV     POP
------------------------------------------------------------------------
1 year             5.94%  0.86%       5.38%  0.38%       5.72%  2.33%
------------------------------------------------------------------------
5 years           40.98  34.27          --     --          --     --
Annual average     7.11   6.07          --     --          --     --
------------------------------------------------------------------------
10 years         108.60  98.63          --     --          --     --
Annual average     7.63   7.10          --     --          --     --
------------------------------------------------------------------------
Life of class        --     --       19.48  16.56       11.26   7.63
Annual average       --     --        4.87   4.18        6.81   4.64
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS
ENDED 9/30/96

                                         Lehman Bros.        Consumer
                                    Municipal Bond Index     Price Index
------------------------------------------------------------------------
1 year                                       6.04%              3.00%
-----------------------------------------------------------------------
5 years                                     43.28              15.02
Annual average                               7.46               2.84
------------------------------------------------------------------------
10 years                                   113.78              43.19
Annual average                               7.89               3.66
------------------------------------------------------------------------
Life of class B                             27.41              11.20
Annual average                               6.68               2.88
------------------------------------------------------------------------
Life of class M                             13.01               4.99
Annual average                               8.01               3.05
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1993. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.


[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]
Cumulative total return of a $10,000 investment since 9/30/86

Starting value                          (Insert ending Total)
$9,525              Fund's class A shares at POP     $19,863
$10,000     Lehman Brothers Municipal Bond Index     $21,378
$10,000                     Consumer Price Index     $14,319

(plot points for 10-year total return mountain chart)

                           Lehman Bros
                             Muni Bond
Date/year    Fund at POP         Index          CPI
---------    -----------  ------------    ---------
9/30/86           $9,525       $10,000      $10,000
9/30/87            9,228        10,052       10,436
9/30/88           10,792        11,357       10,871
9/30/89           11,863        12,343       10,343
9/30/90           12,369        13,182       12,042
9/30/91           14,091        14,920       12,450
9/30/92           15,860        16,480       12,822
9/30/93           18,124        18,580       13,167
9/30/94           17,269        18,131       13,557
9/30/95           18,751        20,160       13,902
9/30/96           19,863        21,378       14,319

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/4/93 would have been valued at $11,948 on 9/30/96 ($11,656 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/16/95 would have been valued at $11,126 at net asset value on 9/30/96, $10,763 at public offering price.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96

                                       Class A    Class B    Class M
------------------------------------------------------------------------
Distributions (number)                    12        12         12
------------------------------------------------------------------------
Income1                              $0.490694  $0.432970   $0.463307
------------------------------------------------------------------------
Share value                        NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------
9/30/95                          $8.74   $9.18   $8.73   $8.75   $9.04
------------------------------------------------------------------------
9/30/96                           8.76    9.20    8.76    8.78    9.07
------------------------------------------------------------------------
Current return (end of period):
------------------------------------------------------------------------
Current dividend rate2            5.60%   5.33%   4.95%   5.28%   5.11%
------------------------------------------------------------------------
Taxable equivalent3               9.27    8.82    8.20    8.74    8.46
------------------------------------------------------------------------
Current 30-day SEC yield4         5.24    4.99    4.57    4.93    4.77
------------------------------------------------------------------------
Taxable equivalent3               8.68    8.26    7.57    8.16    7.90
------------------------------------------------------------------------
Footnote reads:
1For some investors, investment income may be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.60% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds (DBL. DAGGER)

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

(DBL. DAGGER) Not available in all states.

 [SECTION MARK] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A Putnam perspective on risk and reward


You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.


Report of independent accountants
For the fiscal year ended September 30, 1996


To the Trustees and Shareholders of
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 13, 1996




Portfolio of investments owned
September 30, 1996

                   Key to Abbreviations
                   AMBAC      -- AMBAC Indemnity Corporation
                   CGIC       -- Capital Guaranty Insurance Corporation
                   COP        -- Certificate of Participation
                   FGIC       -- Financial Guaranty Insurance Company
                   FHA Insd.  -- Federal Housing Administration Insured
                   FSA        -- Financial Security Assurance
                   G.O. Bonds -- General Obligation Bonds
                   IFB        -- Inverse Floating Rate Bonds
                   IF COP     -- Inverse Floating Rate Certificate of
                                 Participation
                   MBIA       -- Municipal Bond Investors Assurance
                                 Corporation
                   RAN        -- Revenue Anticipation Notes
                   TRAN       -- Tax Revenue Anticipation Notes
                   VRDN       -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (100.2%)*
PRINCIPAL AMOUNT                                                                                       RATINGS **     VALUE

Alabama  (0.8%)
---------------------------------------------------------------------------------------------------------------------------
       $8,500,000  Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp. Project), Ser. A, 6.7s,
                   12/1/24                                                                              Baa      $8,691,250
       10,000,000  Jackson Cnty., Hlth. Care Auth. TRAN, 7 7/8s, 5/1/19                                 BB/P     10,562,500
                                                                                                             --------------
                                                                                                                 19,253,750

Alaska  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
       12,000,000  AK Hsg. Fin. Corp. Rev. Bonds, Ser. B, 7s, 12/1/27                                   Aa       12,540,000

Arizona  (1.3%)
---------------------------------------------------------------------------------------------------------------------------
        1,000,000  AZ Edl. Loan. Marketing Corp. VRDN, Ser. A, 3.9s, 12/1/20                            Aaa       1,000,000
        6,510,000  AZ State Muni. Fin. Program COP, Ser. 34, 7 1/4s, 8/1/09                             Aaa       7,576,013
        5,000,000  Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Samaritan Hlth.
                   Svc. Hosp.-B2), MBIA, 2.8s, 12/1/08                                                  Aaa       5,000,000
        6,600,000  Phoenix, Wtr. Syst. Rev. Bonds, 5.95s, 7/1/16                                        Aa        6,740,250
        4,625,000  Phoenix G.O. Bonds, Ser. B, 5s, 7/1/18                                               Aa        4,243,438
        2,000,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec. Pwr. Ivington Project),
                   Ser. A, 4.05s, 10/1/22                                                               Aa        2,000,000
        5,000,000  Yavapai Cnty., Indl. Dev. Auth. VRDN (Kachina Pointe Project), 3.7s,
                   1/1/09                                                                               VMIG1     5,000,000
                                                                                                             --------------
                                                                                                                 31,559,701
Arkansas  (0.1%)
---------------------------------------------------------------------------------------------------------------------------
        3,000,000  Univ. of Arkansas VRDN, 4.3s, 12/1/19                                                Aa        3,000,000

California  (6.7%)
---------------------------------------------------------------------------------------------------------------------------
       11,415,000  CA Poll. Ctrl. Fin. Auth. Rev. Bonds (San Diego Gas & Elec. Project),
                   Ser. A, 5.9s, 6/1/14                                                                 A        11,757,450
       11,700,000  CA State G.O. Bonds, 6 1/2s, 2/1/08                                                  A        12,913,875
        5,000,000  Contra Costa Wtr. Dist. Wtr. Rev. Bonds, Ser. G, MBIA, 5s, 10/1/24                   Aaa       4,537,500
        4,465,000  Contra Costa Trans. Auth. Sales Tax Rev. Bonds, Ser. A, FGIC, 6s, 3/1/08             Aaa       4,744,063
        7,000,000  Los Angeles Regl. Arpt. Impt. Rev. Bonds (United Airlines, Inc.), Ser. G,
                   8.8s, 11/15/21                                                                       Baa       7,883,750
       10,890,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                   7 1/4s, 9/15/30                                                                      AAA      12,060,675
       14,380,000  Los Angeles Cnty., Metro. Trans. Auth. Sales Tax Rev. Bonds, 2nd. Ser. A,
                   AMBAC, 5s, 7/1/25                                                                    Aaa      12,942,000
       18,900,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev. Bonds (Capital Projects),
                   Ser. A, MBIA, 5s, 10/1/23                                                            Aaa      16,821,000
       11,285,000  San Diego Cnty., COP (Inmate Reception Ctr. & Cooling), MBIA, 6 3/4s, 8/1/19         Aaa      12,427,606
       17,690,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds (Merged Area Redev. Project),
                   MBIA, 5s, 8/1/20                                                                     Aaa      16,053,675
                   U. of CA Rev. Bonds
       18,000,000  (UCSD Med. Ctr. Satellite Med. Fac.), 7.9s, 12/1/19                                  BBB/P    19,620,000
       13,000,000  (UC Davis Med. Ctr.), AMBAC, 5 3/4s, 7/1/24                                          Aaa      12,983,750
        7,000,000  Ser. A, MBIA, 5s, 11/1/13                                                            Aaa       6,466,250
        8,000,000  Vallejo Sanitation & Flood Ctrl. Dist. COP, FGIC, 5s, 7/1/19                         Aaa       7,380,000
                                                                                                             --------------
                                                                                                                158,591,594

Colorado  (4.6%)
---------------------------------------------------------------------------------------------------------------------------
                   Arapahoe Cnty. Cap. Impt. Trust Fund Hwy. Rev. Bonds (470 Projects)
       23,450,000  Ser. E, 7s, 8/31/26                                                                  Baa      25,208,750
        5,000,000  Ser. E, 6.95s, 8/31/26                                                               Baa       5,375,000
        5,255,000  Denver City & Cnty., Arpt Rev. Bonds, Ser. A, 8 1/2s, 11/15/23                       Baa       6,003,838
                   Denver City & Cnty., Arpt. Rev. Bonds
       39,000,000  Ser. A, 8 3/4s, 11/15/23                                                             Baa      45,825,000
        5,000,000  (Airport & Marina Improvements), Ser. A, MBIA, 8 3/4s, 11/15/23                      Aaa       6,006,250
        3,005,000  Ser. A, MBIA, 8 1/2s, 11/15/23                                                       Aaa       3,489,556
       11,090,000  Ser. A, 8s, 11/15/17                                                                 Baa      11,686,088
        5,000,000  Ser. B, 7 1/4s, 11/15/23                                                             Baa       5,387,500
                                                                                                             --------------
                                                                                                                108,981,982

Connecticut  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
        1,600,000  CT State Dev. Auth. Hlth. Care Rev. Bonds (Alzheimers Resource Ctr.),
                   Class A, 6 7/8s, 8/15/04                                                             BB/P      1,624,000
       15,000,000  Mashantucket, Western Pequot Tribe Rev. Bonds, Ser. A, 6.4s, 9/1/11
                   (3 double daggers)                                                                   Baa      15,150,000
                                                                                                             --------------

                                                                                                                 16,774,000

District of Columbia  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        5,000,000  DC, Carnegie Intl. Rev. Bonds, 5 3/4s, 11/15/26                                      Aa        4,825,000
        7,000,000  DC, Georgetown U. IFB, 9.149s, 4/25/22                                               A-1       7,595,000
                                                                                                             --------------
                                                                                                                 12,420,000

Florida  (3.1%)
---------------------------------------------------------------------------------------------------------------------------
        3,230,000  Broward Cnty., Resource Recvy. Rev. Bonds (Waste-Energy LP North Project),
                   7.95s, 12/1/08                                                                       A         3,557,038
       12,000,000  FL State Ed. Board Cap. Outlay Rev. Bonds, Ser. F, FGIC, 5 1/2s, 6/1/26              Aaa      11,640,000
        6,080,000  Dade Cnty. Wtr. & Swr. Syst. Rev. Bonds, FGIC, 5 1/2s, 10/1/25                       Aaa       5,905,200
       11,975,000  Dade Cnty. Sch. Rev. Bonds, 5.5s, 5/1/25                                             Aaa      11,589,285
        2,800,000  Dade Cnty. Hlth & Hosp. Fac. Auth. Rev. Bonds VRDN (Miami Children's
                   Hospital), 2.65s, 9/1/20                                                             A         2,800,000
       18,500,000  Hernando Cnty. Rev. Bonds (Criminal Justice Complex Fin. Project),
                   FGIC, 7.65s, 7/1/16 #                                                                Aaa      23,402,500
        4,000,000  Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown Assoc. II), Ser. B,
                   3.95s, 6/1/04 #                                                                      A         4,000,000
       13,000,000  Port Everglades Auth. Port Impt. Rev. Bonds, Ser. A, 5s, 9/1/16                      Baa      11,131,250
                                                                                                             --------------
                                                                                                                 74,025,273

Georgia  (3.7%)
---------------------------------------------------------------------------------------------------------------------------
       10,200,000  Burke Cnty., Poll. Ctrl. Auth. VRDN, 3.6s, 7/1/24 #                                  VMIG1     10,200,000
       12,000,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds (Briarcliff Park Apts.
                   Project), Ser. A, 7 1/2s, 4/1/17                                                     A        12,405,000
       10,000,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B, FGIC, 8 1/4s, 1/1/11                   Aaa      12,587,500
                   GA State G.O. Bonds
       10,460,000  Ser. D, 6.8s, 8/1/11                                                                 Aaa      11,963,625
       10,000,000  6 1/2s, 12/1/09                                                                      Aaa      11,112,500
       21,790,000  Ser. B, 6 1/4s, 4/1/09                                                               Aaa      23,642,150
       27,595,000  Washington Cnty., Wilkes  Payroll Dev. Auth. Rev. Bonds, Zero %, 12/1/21             Aaa       4,898,113
                                                                                                             --------------
                                                                                                                 86,808,888

Hawaii  (1.2%)
---------------------------------------------------------------------------------------------------------------------------
        8,000,000  HI State Dept. Budget & Fin. Special Purpose Rev. Bonds (Queen's Health
                   Syst.), Ser. A, 5 3/4s, 7/1/26                                                       Aa        7,850,000
       10,600,000  Honolulu City & Cnty., IFB, 5.45s, 9/11/08 (acquired 5/13//96, cost
                   $10,552,088) (double dagger)                                                         Aa       10,613,250
        8,760,000  Honolulu City. & Cnty. G.O. Bonds, Ser. A, 5.8s, 1/1/07                              Aa        9,110,400
                                                                                                             --------------
                                                                                                                 27,573,650

Illinois  (2.0%)
---------------------------------------------------------------------------------------------------------------------------
                   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
       14,500,000  (American Airlines Inc. Project), 8.2s, 12/1/24                                      Baa      16,765,625
        4,575,000  (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                                       Baa       4,963,875
                   IL Dev. Fin. Auth. Rev. Bonds
        5,400,000  (Community Rehab. Providers Facs.), 8 3/4s, 7/1/11                                   BB/P      5,737,500
        8,000,000  (St. Luke's Med. Ctr.), MBIA, 9.818s, 10/1/24                                        Aaa       9,220,000
        5,000,000  IL Fin. Dev. Poll. Ctrl. Auth. Rev. Bonds (Central IL Pub. Svc. Co.),
                   Ser. C-2, 5.7s, 8/15/26                                                              Aa        4,831,250
        4,000,000  IL Hsg. Dev. Auth. IFB, 10.516s, 2/1/20 (acquired 4/8/92, cost
                   $4,587,584) (double dagger)                                                          Aa        4,305,000
        2,000,000  (Methodist Hlth. Project), AMBAC, 9.872s, 5/1/21                                     Aaa       2,315,000
                                                                                                             --------------
                                                                                                                 48,138,250

Indiana  (0.9%)
---------------------------------------------------------------------------------------------------------------------------
        9,000,000  IN Muni. Pwr. Agcy. Rev. Bonds, Ser. B, MBIA, 5 1/2s, 1/1/16                         Aaa       8,842,500
                   Indianapolis Ind. Local Pub. Rev. Bonds
        4,755,000  FSA, 6 1/2s, 1/1/09                                                                  Aaa       5,177,006
        5,210,000  Ser. A, FSA, 6 1/2s, 1/1/08                                                          Aaa       5,672,388
        1,500,000  Multi-Fam. VRDN (Canal Square Project), 3 3/4s, 12/1/15                              Aa        1,500,000
                                                                                                             --------------
                                                                                                                 21,191,894

Kansas  (1.4%)
---------------------------------------------------------------------------------------------------------------------------
       18,200,000  Burlington, Poll. Ctrl. IFB, (KS Gas & Elec.) Ser. 91-4, MBIA, 9.944s, 6/1/31
                   (acquired various dates from 6/20/91 to 2/14/94, cost $20,181,360) (double dagger)   Aaa      21,771,750
        9,790,000  Kansas City Util. Syst. Rev. Bonds, FGIC, 6 1/4s, 9/1/14                             Aaa      10,352,925
                                                                                                             --------------
                                                                                                                 32,124,675

Kentucky  (0.9%)
---------------------------------------------------------------------------------------------------------------------------
       11,065,000  Boone Cnty., Poll. Ctrl. Rev. Bonds (Dayton Pwr. & Lt. Co.), Ser. A,
                   6 1/2s, 11/15/22                                                                     Aa       11,673,575
       10,200,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst. Project), MBIA, 6.52s, 10/23/14      Aaa      10,722,750
                                                                                                             --------------
                                                                                                                 22,396,325

Louisiana  (3.0%)
---------------------------------------------------------------------------------------------------------------------------
        4,000,000  Ascension Parish Poll. Ctrl. VRDN (Shell Oil Co. Project), 3.7s, 5/1/26              A         4,000,000
        7,000,000  De Soto Parish Poll. Ctrl. Rev. Bonds (Southwestern Elec. Pwr. Co.
                   Project), 7.6s, 1/1/19                                                               Aa        7,945,000
       21,000,000  Lake Charles Harbor & Term. Dist. Port Facs. Rev. Bonds (Trunkline Co.
                   Project), 7 3/4s, 8/15/22                                                            Baa      23,520,000
        7,000,000  Rapides Parish Env. Impt. Rev. Bonds (Intl. Paper Co. Project), Ser. A,
                   6 1/4s, 9/15/20 (3 double daggers)                                                   A         7,035,000
                   W. Feliciana Parish Poll. Ctrl. Rev. Bonds (Gulf States Utils. Co.)
        8,000,000  8s, 12/1/24                                                                          Ba        8,520,000
        8,565,000  Ser. III, 7.7s, 12/1/14                                                              BB        9,250,200
        9,000,000  W. Feliciana Parish Poll. Ctrl. VRDN (Gulf States Utilities Co.),
                   2 1/2s, 12/1/15                                                                      Aa        7,000,000
        5,200,000  West Felincia Parish Poll. Ctrl. VRDN, 4 1/4s, 4/1/16                                Aa        5,200,000
                                                                                                             --------------
                                                                                                                 72,470,200

Maine  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
        5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev. Bonds (Great Northern
                   Paper Project), 7 3/4s, 10/1/22                                                      Baa       5,425,000

Maryland  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
       10,000,000  MD, State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (John Hopkins), 5s, 7/1/23       Aa        9,012,500
        6,250,000  Prince Georges Cnty., Poll. Control Rev. Bonds (Potomac Electric), 5 3/4s, 3/15/10   A         6,445,313
                                                                                                             --------------
                                                                                                                 15,457,813

Massachusetts  (7.9%)
---------------------------------------------------------------------------------------------------------------------------
       15,850,000  Boston Rev. Bonds (Boston City Hosp.), Ser. A, FHA, 7 5/8s, 2/15/21                  AAA      17,851,063
       10,000,000  MA Bay Trans. Auth. Rev. Bonds, Ser. B, 7 7/8s, 3/1/21                               Aaa      11,462,500
        9,800,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev. Bonds, MBIA, 6 1/2s, 7/1/05          Aaa      10,645,250
                   MA State Cons. Loan G.O. Bonds
        4,215,000  Ser. B, 7 1/2s, 4/1/09                                                               AAA       4,599,619
        5,020,000  Ser. C, 7 1/2s, 12/1/07                                                              AAA       5,666,325
        3,000,000  Ser. A, 7 1/2s, 6/1/04                                                               A        3,480,000
                   MA State Hlth. & Edl. Fac. Auth. IFB
       10,000,000  (St. Elizabeth Hosp.), Ser. E, FSA, 9.650s, 8/15/21                                  Aaa      11,375,000
        5,000,000  (Beth Israel Hosp.), AMBAC, 8.623s, 7/1/25                                           Aaa       5,050,000
       18,000,000  (Boston U.), Ser. L, MBIA, 9.456s, 10/1/31                                           Aaa      20,340,000
                   MA State Hlth. & Edl. Fac. Auth. Rev.Bonds
        8,000,000  (Waltham-Weston Hosp. & Med. Ctr.), Ser. B, 8 3/8s, 7/1/15                           Baa       8,550,000
                   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
        3,270,000  (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/13                                    A         3,474,375
        1,500,000  (Central MA Med. Ctr.), Ser. A, AMBAC, 7s, 7/1/12                                    Aaa       1,655,625
        4,000,000  (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                                     Ba        4,035,000
        2,120,000  (MA Eye & Ear Infirmary), Ser. A, 7s, 7/1/01                                         Baa       2,127,950
        5,370,000  (Worcester Polytech Inst.-E), 6 5/8s, 9/1/17                                         A         5,604,938
        7,000,000  AMBAC, 6.55s, 6/23/22                                                                Aaa       7,463,750
        2,850,000  (Ctr. for New England Hlth. Syst.), Ser. A, 6 1/8s, 8/1/13                           Ba        2,479,500
        1,000,000  (Ctr. for New England Hlth. Syst.), Ser. A, 5 3/4s, 8/1/03                           Ba          927,500
        6,015,000  MA State Hsg. Fin. Agcy. Hsg. Dev. Rev. Bonds, Ser. A, MBIA, 9s, 12/1/18             A         6,233,044
                   MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds (Southeastern MA Project)
        7,000,000  Ser. A, 9s, 7/1/15                                                                   BB/P      7,892,500
        4,500,000  Ser. B, 9 1/4s, 7/1/15                                                               BB/P      5,090,625
        5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Harvard Cmnty. Hlth.), Ser. B,
                   8 1/8s, 10/1/17                                                                      A        5,331,250
                   MA State Port Auth. Rev. Bonds
        7,000,000  Ser. A, FGIC, 7 1/2s, 7/1/20                                                         Aaa       7,638,750
        5,700,000  Stepped. Coupon zero %, 7/1/2013                                                     Aaa       5,023,125
                   MA State Wtr. Resources Auth. Rev. Bonds
        5,000,000  Ser. A, 6 1/2s, 7/15/19                                                              A         5,487,500
       12,105,000  Ser. B, MBIA, 5s, 3/1/22                                                             Aaa      10,924,763
                   U. of MA Bldg. Auth. Rev. Bonds, Ser. A
        3,000,000  7.2s, 5/1/04                                                                         A         3,393,750
        2,500,000  7.15s, 5/1/03                                                                        A         2,796,875
                                                                                                             --------------
                                                                                                                186,600,577

Michigan  (2.6%)
---------------------------------------------------------------------------------------------------------------------------
        2,500,000  Cornell Township, Econ. Dev. Corp. VRDN (Escabana Paper Co.), 3.85s, 11/1/16         A         2,500,000
        7,000,000  Detroit G.O. Bonds, Ser. B, 6 1/4s, 4/1/08                                           Baa       7,148,750
        1,800,000  Dickinson Cnty. Mem. Hosp. Rev. Bonds, 7 5/8s, 11/1/05                               Ba        1,971,000
        4,200,000  Grand Rapids Wtr. Supply Syst. VRDN, FGIC, 2.1s, 1/1/20                              Aaa       4,200,000
       11,355,000  Greater Detroit, Resource Recvy. Auth. Rev. Bonds, Ser. A, 6 1/4s, 12/13/08          Aaa      12,249,206
       10,000,000  MI State Strategic Fund Solid Waste Disp. Rev. Bonds (SD Warren Co.,
                   Project), Ser. C, 7 3/8s, 1/15/22                                                    BB/P     10,187,500
       13,845,000  MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.), 6.7s, 1/1/26                     Baa      13,948,838
        5,000,000  MI State Job Dev. Auth. Rev. Bonds (Pontiac Hosp.), 6s, 2/1/24                       Baa       4,693,750
        5,250,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                                      Baa       4,915,313
                                                                                                             --------------
                                                                                                                 61,814,357
Minnesota  (0.9%)
---------------------------------------------------------------------------------------------------------------------------
        1,200,000  Golden Valley Indl. Dev. VRDN (Unicare Homes Project), 1.9s, 9/1/14                  A         1,200,000
        1,600,000  Hutchinson Indl. Dev. VRDN (Hutchinson Technical Inc. Project), 2.4s, 6/1/04         Aa        1,600,000
       15,750,000  MN State Hsg. Fin. Agcy. Single Fam. G.O. Bonds, Ser. E, 6.85s, 1/1/24               Aa       16,320,938
          800,000  New Brighton, Indl. Dev. VRDN (Unicare Inc. Project), 4.05s, 12/1/14                 A           800,000
          600,000  North Suburban Hospital Dist. VRDN (Anoka & Ramsey Cnty. Hosp.,
                   Hlth. Ctr.), 3.8s, 8/1/14                                                            A           600,000
          600,000  Robbinsdale Indl. Dev. VRDN (Unicare Homes Inc. Project), 2.45s, 10/1/14             A           600,000
        1,000,000  U. Of Minn. Rev. Bonds, 4.8s, 8/15/03                                                Aa          993,750
                                                                                                             --------------
                                                                                                                 22,114,688
Mississippi  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
        3,000,000  MS River Bridge Auth. Rev. Bonds, 6 3/4s, 11/1/12                                    A         3,221,250
        2,765,000  Perry Co. MS PCR VRDN, 4 3/4s 3/1/02                                                 Aa        2,765,000
        4,200,000  Perry Cnty. Poll. Ctrl. VRDN, 3 1/2s, 10/1/12                                        Aa        4,200,000
                                                                                                             --------------
                                                                                                                 10,186,250
Missouri  (1.7%)
---------------------------------------------------------------------------------------------------------------------------
        7,755,000  Kansas City, Muni. Assistance Corp Rev. Bonds, Ser. H, MBIA, 6s, 4/15/20             Aaa       8,210,606
                   MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
       14,400,000  (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                                           Aa       15,642,000
        8,150,000  (Jefferson Memorial Hosp. Assn. Project), 6s, 8/15/23                                Baa       7,426,688
        7,550,000  MO State Regl. Convention & Sports Auth. Rev. Bonds, Ser. A, 6.8s, 8/15/11           Aaa       8,446,563
                                                                                                             --------------
                                                                                                                 39,725,857

Montana  (0.7%)
---------------------------------------------------------------------------------------------------------------------------
       14,000,000  MT, State Hlth. Fac. Auth. Hosp. IFB (Deaconess Med. Ctr. Project),
                   Ser. B, AMBAC, 9.3s, 3/8/16                                                          Aaa      15,662,500

Nebraska  (1.1%)
---------------------------------------------------------------------------------------------------------------------------
        9,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA, 9.424s, 12/8/16                            Aaa      10,271,250
                   NE Investment Fin. Auth. Single Fam. Mtge. IFB
        4,350,000  GNMA Coll., 9.475s, 9/15/24                                                          Aaa       4,524,000
        9,800,000  Ser. B, GNMA Coll., 10.103s, 9/15/23                                                 Aaa      10,571,750
                                                                                                             --------------
                                                                                                                 25,367,000

New Hampshire  (1.7%)
---------------------------------------------------------------------------------------------------------------------------
       10,500,000  NJ State Tpk. Sys. IFB, FGIC, 9.838s, 11/1/17                                        Aaa      12,626,250
       31,200,000  NJ State Tpk. Sys. Rev. Bonds, 5.244s, 2/1/24                                        A        27,651,000
                                                                                                             --------------
                                                                                                                 40,277,250

New Jersey  (1.8%)
---------------------------------------------------------------------------------------------------------------------------
        5,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds (Vineland Cogeneration L.P.
                   Project), 7 7/8s, 6/1/19                                                             BB        5,400,000
        3,300,000  NJ Econ. Dev. Natural Gas Auth. VRDN (Natural Gas Co.), Ser. A, AMBAC, 4.3s,
                   8/1/30                                                                               Aaa       3,300,000
                   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan Bay Med. Ctr.)
        6,800,000  7 1/4s, 7/1/14                                                                       BB/P      7,029,500
       13,500,000  7 1/4s, 7/1/27                                                                       BB/P     13,854,375
        3,000,000  NJ State Tpk. Auth. VRDN, FGIC, 2.45s, 1/1/18                                        Aa        3,000,000
       10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds (Transportation System), Ser. B,
                   MBIA, 6 1/2s, 6/15/10                                                                Aaa      11,100,000
                                                                                                             --------------
                                                                                                                 43,683,875

New York  (15.5%)
---------------------------------------------------------------------------------------------------------------------------
        4,600,000  Alleghany Cnty., Indl. Dev. Agcy. Solid Waste Rev. Bonds (Atlantic Richfield
                   Co. Project), 6 5/8s, 9/1/16                                                         A         4,824,250
       10,000,000  Metro. Trans. Auth. Trans. Fac. Rev. Bonds, Ser. K, 6 5/8s, 7/1/14                   Aaa      11,075,000
                   NY City, G. O. Bonds
        4,600,000  Ser. F, 8.4s, 11/15/07                                                               Aaa       5,433,750
        4,855,000  Ser. F, 8.4s, 11/15/06                                                               Aaa       5,734,969
        4,635,000  Ser. F, 8.4s, 11/15/05                                                               Aaa       5,475,094
        3,190,000  Ser. D, 8 1/4s, 8/1/13                                                               Aaa       3,712,363
       29,335,000  Ser. D (Group B) 8 1/4s, 8/1/12                                                      Aaa      34,138,606
        5,685,000  Prerefunded Ser. D, 8 1/4s, 8/1/11                                                   Aaa       6,615,919
        5,315,000  Ser. D, 8 1/4s, 8/1/11                                                               A         6,072,388
        5,000,000  Ser. B, 7 1/2s, 2/1/06                                                               Baa       5,412,500
       13,235,000  Ser. B, 6 1/2s, 8/15/10                                                              Baa      13,797,488
       12,150,000  Ser. J, 5 1/2s, 2/15/26                                                              Baa      10,843,875
                   NY City, VRDN
        4,500,000  3 1/2s, 2/1/22                                                                       Aaa       4,500,000
          500,000  Cultural Res. (American Museum of Natural History), Ser. B, MBIA, 2.1s, 4/1/21       Aaa         500,000
        6,765,000  NY City, Rev. Bonds, Ser. D, 6 1/2s, 11/1/09                                         Baa       7,060,969
        1,400,000  NY City, Hsg. Dev. Corp. Special Obligation VRDN (East 96th St. Project),
                   Ser. A, 2.7s, 8/1/15                                                                 Aa        1,400,000
        8,000,000  NY City Indl. Dev. Agcy. Rev. Bonds (Paper Inc. Project), 7.95s, 1/1/28              BB/P      8,470,000
                   NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (American Airlines, Inc.,
                   Project)
        5,675,000  8s, 7/1/20                                                                           Baa       6,058,063
       15,000,000  6.9s, 8/1/24                                                                         Baa      15,731,250
                   NY State Dorm. Auth. Rev. Bonds
        9,000,000  (State U. Edl. Fac.), Ser. A, 6s, 5/15/25                                            Baa       8,887,500
       13,100,000  (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                                          Aaa      14,704,750
       10,900,000  (Construction City U. Syst.), Ser. A, 6s, 7/1/20                                     Baa      10,913,625
        4,060,000  (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17                                        Baa       4,029,550
       12,485,000  (Construction City U. Syst.), Ser. A, 5 3/4s, 7/1/18                                 Baa      12,126,056
        5,000,000  (City U. Syst.), MBIA, 5 1/2s, 7/1/24                                                Aaa       4,862,500
       23,100,000  (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                                        Baa      21,829,500
        8,400,000  (State U. Edl. Fac.), Ser. A, 5 1/4s, 5/15/15                                        Baa       7,749,000
        4,400,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds (State Wtr. Revolving Fund),
                   Ser. A, 7 1/2s, 6/15/12                                                              Aa        4,862,000
                   NY State Local Govt. Assistance Corp. Rev. Bonds
       13,000,000  Ser. C, 7s, 4/1/21                                                                   Aaa      14,462,500
       11,585,000  Ser. A, 7s, 4/1/16                                                                   Aaa      12,888,313
                   NY State Local Govt. VRDN
        2,000,000  Ser. F. 1/2s, 4/1/25 (Toronto Dominion Bank) Ser. F, 3 1/2s, 4/1/25                  Aa        2,000,000
                   NY State Local Govt. VRDN
        6,700,000  Ser. B, 2.3s, 4/1/23                                                                 VMIG1     6,700,000
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
       21,500,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. A, FHA, 8s, 2/15/27                         AAA      22,686,800
        4,860,000  (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                                     BBB       5,236,650
        6,900,000  (Mental Hlth Svcs. Fac.) Ser. A, 7.7s, 2/15/18                                       BBB       7,262,250
        8,050,000  (Mental Hlth. Svsc. Fac.), Ser. B, 7 5/8s, 8/15/17                                   BBB       8,985,813
        1,800,000  NY State Med. Care Fac. Fin. Agcy. VRDN (Lenox Hill Hosp.), Ser. A,
                   2 1/2s, 11/1/08                                                                      Aa        1,800,000
       13,950,000  NY State Throughway Svc. Auth. Rev. Bonds, 5 3/4s, 4/1/16                            Baa      13,601,250
        2,500,000  Suffolk Cnty, Indl. Dev. Agy. VRDN (Target Rock Corp.), 3 3/4s,
                   2/1/07                                                                               Aa        2,500,000
        2,000,000  Suffolk Cnty., Wtr. Auth. RAN, 3.3s, 2/8/01                                          Aa        2,000,000
        1,000,000  Triborough Brdg. & Tunnel Auth. Special Obligation VRDN, FGIC,
                   1.85s, 1/1/24                                                                        VMIG1     1,000,000
       20,000,000  Triborough Bridge & Tunnel Auth. General Purpose Rev. Bonds, Ser. Y,
                   MBIA, 5 1/2s, 1/1/17                                                                 Aaa      19,600,000
                                                                                                             --------------
                                                                                                                367,544,541

North Carolina  (2.7%)
---------------------------------------------------------------------------------------------------------------------------
                   NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds, Ser. B
       11,680,000  7s, 1/1/13                                                                           A        12,775,000
        4,000,000  7s, 1/1/08                                                                           A         4,385,000
                   NC Eastern Muni. Pwr. Agcy. Svcs. Rev. Bonds
        3,155,000  Ser. A, 8s, 1/1/21                                                                   Aaa       3,364,019
       10,000,000  AMBAC, 6s, 1/1/18                                                                    Aaa      10,350,000
       11,995,000  NC Muni. Pwr. Agcy. #1 Catawaba Elec. Rev. MBIA, 5 1/4s, 1/1/06                      AAA      12,039,981
       19,700,000  NC Eastern Muni. Pwr. Agcy. Svcs. IFB, FGIC, 7.894s, 1/1/25 (acquired various
                   dates from 12/28/93 to 4/12/95, cost $23,486,208) (double dagger)                    AAA      20,758,875
                                                                                                             --------------
                                                                                                                 63,672,875

Ohio  (4.3%)
---------------------------------------------------------------------------------------------------------------------------
        2,000,000  Evendale Indl. Dev. VRDN, 3.63, 9/1/15                                               Aa        2,000,000
        2,100,000  Hamilton Cnty. Hosp. Fac. Rev. Bonds VRDN (Bethesda Hospital), 3.9s, 2/15/24         Aaa       2,100,000
        1,593,357  Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn Hlth. Ctr. Project), FHA, Insd.
                   12s, 5/1/14                                                                          BBB/P     1,718,835
       78,585,000  Lucas Plaza Hsg. Dev. Corp. Mtge. Rev. Bonds, FHA, zero %, 6/1/24                    Aaa      12,671,831
        8,950,000  Mount Vernon Hosp. Rev. Bonds (Knox Cmnty. Hosp.), 7 7/8s, 6/1/12                    BBB/P     9,223,244
        2,895,000  Scioto City AMBAC VRDN, 3.8s, 12/1/25                                                A         2,895,000
          800,000  Scioto City AMBAC VRDN, 3.4s, 12/1/25                                                A           800,000
                   OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
        5,723,000  Ser. A-2, GNMA Coll., 9.885s, 3/24/31                                                Aaa       6,080,688
        6,450,000  Ser. G-2, GNMA Coll., 10.305s, 3/2/23                                                AAA       7,167,563
       16,615,000  GNMA Coll., 7.8s, 3/1/30                                                             Aaa      17,632,669
        7,775,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                   GNMA Coll., Stepped-coupon zero % (9s, 9/1/01), 9/1/18#                              Aaa       5,860,406
        7,775,000  OH Hsg.Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 4, GNMA Coll., Interest
                   only strip 9s, 9/1/01                                                                Aaa       3,236,344
       25,115,000  OH State Tpke. Rev. Bonds, Ser. A, MBIA, 5 1/2s, 2/15/26                             Aaa      24,455,731
        7,200,000  OH State Wtr. Dev. Auth. Poll. Control Fac. Rev. Bonds, MBIA, 5 1/8s, 12/1/08        Aaa       7,056,000
                                                                                                             --------------
                                                                                                                102,898,311

Oklahoma  (0.4%)
---------------------------------------------------------------------------------------------------------------------------
        9,160,000  Tulsa Muni. Arpt. Rev. Bonds (American Airlines, Inc.), 7 3/8s, 12/1/20              Baa       9,698,150

Oregon  (0.2%)
---------------------------------------------------------------------------------------------------------------------------
        4,000,000  Portland, Poll. Ctrl. VRDN (Reynolds Metals), 3.9s, 12/1/09                          Aa        4,000,000

Pennsylvania  (2.7%)
---------------------------------------------------------------------------------------------------------------------------
        2,560,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (Southside Hosp. Pittsburgh),
                   Ser. A, 8 3/4s, 6/1/10                                                               BBB       2,643,430
        5,750,000  Beaver Cnty., Indl. Dev. Auth. Poll. Ctrl. Rev. Bonds (Ohio Edison Project),
                   Ser. A, 7 3/4s, 9/1/24                                                               Baa       6,023,125
        8,360,000  Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp. Project), 6 7/8s, 6/1/16         BBB       8,286,850
                   PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Colver
                   Project), Ser. D
        6,000,000  7.15s, 12/1/18                                                                       BBB       6,285,000
       10,000,000  7 1/8s, 12/1/15                                                                      BBB      10,487,500
       12,700,000  (Northampton Generating Project), Ser. A, 6.4s, 1/1/09                               BBB      12,477,750
                   Philadelphia, Hosp. & Higher Edl. Fac. Auth.
        3,000,000  (Children's Hosp. Project), Ser. A, 8s, 7/1/18                                       Aa        3,135,090
       10,000,000  Ser. A&B, 7 1/4s, 7/1/10                                                             BBB      10,287,500
        4,390,000  Philadelphia, Hosp. & Higher Edl. Fac. Auth. IFB, 7 1/4s, 7/1/18                     BBB       4,488,775
                                                                                                             --------------
                                                                                                                 64,115,020

Puerto Rico  (2.1%)
---------------------------------------------------------------------------------------------------------------------------
        6,000,000  Cmnwlth. of PR Gov't Dev. Bank VRDN, 3.25s, 12/1/15                                  Aa        6,000,000
        1,400,000  Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN, Ser. X, 2.2s, 7/1/99                       Aa        1,400,000
       23,355,000  PR Pub. Bldgs. Auth. Hlth. Facs. Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10           Aaa      24,143,231
                   Puerto Rico Hwy. & Trans. Auth. Rev. Bonds, MBIA
        6,700,000  6 1/4s, 7/1/12                                                                       Aaa       7,269,500
        2,890,000  6 1/4s, 7/1/10                                                                       Aaa       3,139,263
        3,500,000  6 1/4s, 7/1/09                                                                       Aaa       3,801,875
        3,000,000  6 1/4s, 7/1/08                                                                       Aaa       3,262,500
                                                                                                             --------------
                                                                                                                 49,016,369

South Carolina  (1.1%)
---------------------------------------------------------------------------------------------------------------------------
        6,000,000  Florence Cnty. Indl. Dev. Rev. Bonds (Stone Container Corp.), 7 3/8s, 2/1/07         BB/P      6,225,000
        5,000,000  SC State Pub. Svc. Auth. Rev. Bonds, Ser. B, 6 1/2s, 7/1/26                          Aaa       5,481,250
       13,500,000  Spartanburg  Cnty., Hosp. Fac. IFB, FSA, 6.416s, 4/13/22                             Aaa      14,191,875
                                                                                                             --------------
                                                                                                                 25,898,125

South Dakota  (0.3%)
---------------------------------------------------------------------------------------------------------------------------
        8,000,000  Heartland, Consumer Elec. Pwr. Dist. Rev. Bonds, FSA, 6s, 1/1/17                     Aaa       8,310,000

Tennessee  (0.9%)
---------------------------------------------------------------------------------------------------------------------------
        3,800,000  Clarkesville City, VRDN, 3.85s, 6/1/24                                               A-1       3,800,000
       93,729,086  Metro. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds
                   (Volunteer Hlth. Care), zero %, 6/1/21                                               Aaa      16,988,397
                                                                                                             --------------
                                                                                                                 20,788,397

Texas  (12.0%)
---------------------------------------------------------------------------------------------------------------------------
                   Alliance Arpt. Auth. Special Fac. Rev. Bonds
       31,000,000  (American Airlines, Inc. Project), 7 1/2s, 12/1/29                                   Baa      32,976,250
       20,385,000  (Federal Express Corp.), 6 3/8s, 4/1/21                                              Baa      20,181,150
       12,900,000  Austin Hotel Occupancy Tax Rev. Bonds, Ser. A, AMBAC, 5 1/8s, 11/15/19               Aaa      11,884,125
       15,000,000  Dallas Cnty., G.O. Bonds (Flood Control Dist. #1), stepped-coupon
                   zero %, (8.5s, 10/1/99) 4/1/16 #                                                     BB/P     13,068,750
       25,250,000  Gulf Coast, Waste Disposal Auth. Rev. Bonds (Champion Intl. Corp.),
                   7.45s, 5/1/26                                                                        Baa      27,080,625
        8,500,000  Harris Cnty., Toll Roads Rev. Bonds, AMBAC, zero %, 8/15/18                          Aaa       2,273,750
       24,125,000  Houston, Wtr. & Swr. Syst. Rev. Bonds, Jr. Lien, Ser. A, FGIC, 5 1/4s, 12/1/25       Aaa      22,617,188
       10,000,000  Lufkin, Hlth. Facs. Dev. Corp. Rev. Bonds (Memorial Hlth. Syst.of East TX),
                   6 7/8s, 2/15/26                                                                      BBB      10,150,000
                   Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
        2,075,000  (Woodlands Med. Ctr. Project), 8.85s, 8/15/14                                        A/P       2,228,031
       37,075,000  (Heritage Manor), FSA, zero %, 7/15/23                                               Aaa       5,792,969
       20,000,000  North Central TX Hlth. Fac. Dev. Corp. IFB (Baylor U. Med. Ctr.), Ser. A,
                   9.878s, 5/15/16                                                                      Aa       24,225,000
        3,475,000  North Central TX Hlth. Fac. Dev. Corp. Rev. Bonds (U. Med. Ctr. Project),
                   7 3/4s, 4/1/17                                                                       BBB/P     3,540,156
        6,650,000  San Antonio Elec & Gas Rev. Bonds, Ser. B, 5s, 2/1/16                                Aa        6,109,688
                   Southeast TX Hsg. Fin. Corp. Multi-Fam. Rev. Bonds
       12,000,000  (Bayou Pk. Village Project), Ser. A, 8s, 8/1/16                                      BBB/P    11,985,000
       10,000,000  (Promenade Place Apts. Project), Ser. A, 8s, 8/1/16                                  A/P      10,500,000
        6,500,000  Texas City Indl. Dev. Corp. Rev. Bonds (Arco Pipeline Co.), 7 3/8s, 10/1/20          A         7,856,875
       10,920,000  TX A&M U. Rev. Bonds, 5s, 5/15/11                                                    Aa       10,210,200
        6,450,000  TX Dept. of Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. A, GNMA Coll.,
                   9.855s, 7/18/23                                                                      AAA       6,716,063
        9,500,000  TX State Nat'l Research Lab Communication Superconductor G.O. Bonds,
                   7 1/8s, 4/1/20                                                                       Aaa      10,450,000
       10,400,000  TX State Reg. IFB, Ser. B-1 & B-2, 8.415s, 9/30/11                                   Aa       11,869,000
        7,000,000  TX State TRA, 4 3/4s, 8/29/97                                                        VMIG1     7,058,450
        5,000,000  TX State Dept. of Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. B-2, GNMA Coll.,
                   9.866s, 7/18/23                                                                      AAA       5,368,750
       12,800,000  TX State Tpke Auth. Rev. Bonds (George Bush Tpke.), 5s, 1/1/16                       A        11,760,000
       10,000,000  TX State Wtr. Dev. Rev. Bonds, Ser. A, 5 1/8s, 7/15/09                               Aaa       9,712,500
                                                                                                             --------------
                                                                                                                285,614,520

Utah  (1.1%)
---------------------------------------------------------------------------------------------------------------------------
       17,565,000  Intermountain Pwr. Agcy. Rev. Bonds, MBIA, 6 1/2s, 7/1/09                            Aaa      19,233,675
        5,000,000  Salt Lake City Hosp. Rev. Bonds (IHC Hosps. Inc.), Ser. A, 8 1/8s, 5/15/15           AAA       5,943,750
                                                                                                             --------------
                                                                                                                 25,177,425

Vermont  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
                   VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
        4,895,000  (Brattleboro Memorial Hosp.), 7s, 3/1/24                                             BBB       4,895,000
        7,600,000  (Hosp. Med. Ctr.), FGIC, 11.072s, 9/1/19                                             Aaa       7,923,000
                                                                                                             --------------
                                                                                                                 12,818,000

Virginia  (3.6%)
---------------------------------------------------------------------------------------------------------------------------
       21,000,000  Henrico Cnty., Indl. Dev. Auth. Rev. Bonds (Bon Secours Hlth. Syst.
                   Project), FSA, 5.929s, 8/23/27                                                       Aaa      21,735,000
       19,050,000  Penninsula Port Shell VRDN, 3.9s, 12/1/05                                            VMIG1    19,050,000
       11,065,000  VA State Pub. Bldg. Auth. Rev. Bonds, Ser. A, 5s, 8/1/11                             Aa       10,331,944
       30,000,000  Winchester, Indl. Dev. Auth. IFB (Winchester Med. Ctr. Project), AMBAC,
                   9.236s, 1/1/14                                                                       Aaa      33,900,000
                                                                                                             --------------
                                                                                                                 85,016,944

Washington  (1.1%)
---------------------------------------------------------------------------------------------------------------------------
        5,200,000  Port of Moses Lake, Pub. Corp. Poll. Ctrl. Rev. Bonds (Union Carbide
                   Corp.), 7 1/2s, 8/1/04                                                               Baa       5,240,144
        2,750,000  WA State Hlth. Care Fac. VRDN (Sisters Providence), Ser. E, 2s, 10/1/05              AA        2,750,000
                   WA State Hlth. Care Fac. Auth. Rev. Bonds (Hutchinson Cancer Ctr.), Ser. D
        8,400,000  7 3/8s, 1/1/18                                                                       Aa        8,872,500
        7,700,000  7.3s, 1/1/12                                                                         Aa        8,113,410
                                                                                                             --------------
                                                                                                                 24,976,054

West Virginia  (0.1%)
---------------------------------------------------------------------------------------------------------------------------
        3,000,000  WV State COP (Morris Sq. Complex), 9 1/4s, 8/15/08                                   B/P       2,970,000

Wisconsin  (0.5%)
---------------------------------------------------------------------------------------------------------------------------
        7,335,000  WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership Dev.), 10.209s, 10/25/22              Aa        7,793,438
        3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds, Ser. B, 7.05s, 11/1/22                        A         3,544,500
                                                                                                             --------------
                                                                                                                 11,337,938
---------------------------------------------------------------------------------------------------------------------------
                   Total Investments (Cost $2,270,737,841)***                                                $2,378,018,018
---------------------------------------------------------------------------------------------------------------------------
*        Percentages indicated are based on net assets of $2,374,404,837.

**       The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
         September 30, 1996, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30,
         1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the
         Report of independent accountants.

***      The aggregate identified cost for federal income tax purposes is $2,270,880,287, resulting in gross unrealized appreciation and depreciation of $121,861,337 and $14,723,606, respectively, or net unrealized appreciation of
         $107,137,731.

++       The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[3 DBL.
DAGGERS] Forward commitments (Note 1).

#        A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1996. The market value of this security was $3,162,500 or 0.1% of net assets.

[DOUBLE
DAGGER] Restricted as to public resale.  At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at September 30, 1996, was $57,448,875 or 2.4% of net assets.

         The fund had the following insurance concentration greater than 10% at September 30, 1996, (as a percentage of net assets):

         MBIA                     13.3%

         The fund had the following industry group concentrations      greater than 10% at September 30, 1996, (as a
         percentage of net assets):

         Hospital/Health Care     17.9%
         Transportation           17.1
         Utilities                13.1
         Housing                  10.0

         The rates shown on IFB, which are securities paying variable rates that vary inversely with changes in the market interest rates, and VRDNs, are the current interest rates at September 30, 1996, which are subject to change based on the terms of the security.


------------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1996

                                     Aggregate
                                          Face     Expiration            Unrealized
                    Total Value          Value           Date          Depreciation
------------------------------------------------------------------------------------------
UST Bond Futures
Buy                 $109,187,500   $109,775,313        Dec-96           $  (587,813)
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
---------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $2,270,737,841) (Note 1)                          $2,378,018,018
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       14,688,410
---------------------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                             35,325,782
---------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                      1,496,899
---------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                             17,530,473
---------------------------------------------------------------------------------------------------------------------
Receivable from Manager                                                                                        69,921
---------------------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                                      4,362
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            2,447,133,865

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable for variation margin                                                                                  587,813
---------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                       5,086,755
---------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                           34,661,977
---------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                 27,735,736
---------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                2,836,321
---------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                    102,045
---------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                   3,997
---------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                    6,080
---------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                      1,249,544
---------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                        458,760
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          72,729,028
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                                             $2,374,409,199

Represented by
---------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and  5)                                                                    $2,326,855,419
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                1,781,474
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                                     (60,924,420)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                106,692,364
---------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                              $2,374,404,837

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share ($2,117,683,612 divided by 241,611,518 shares)           $8.76
---------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.76)*                                                          $9.20
---------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($250,989,685 divided by 28,643,247 shares)***             $8.76
---------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($5,731,540 divided by 652,547 shares)                   $8.78
---------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.78)**                                                         $9.07
---------------------------------------------------------------------------------------------------------------------
*   On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.

**  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1996

Tax exempt interest income                                                            $154,598,771
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                       $11,570,046
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,873,256
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           60,319
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            28,128
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    4,392,595
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,131,559
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       18,411
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               5,789
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     33,887
--------------------------------------------------------------------------------------------------
Registration fees                                                                              925
--------------------------------------------------------------------------------------------------
Auditing                                                                                   112,927
--------------------------------------------------------------------------------------------------
Legal                                                                                      118,165
--------------------------------------------------------------------------------------------------
Postage                                                                                    427,982
--------------------------------------------------------------------------------------------------
Other                                                                                       53,226
--------------------------------------------------------------------------------------------------
Total expenses                                                                          20,827,215
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,139,186)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            19,688,029
--------------------------------------------------------------------------------------------------
Net investment income                                                                  134,910,742
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        37,057,771
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             82,321
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year                 (24,181,648)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 12,958,444
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $147,869,186
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                       Year ended  September 30
                                                                                     -------------------------------

                                                                                           1996                  1995
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $134,910,742          $145,685,855
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              37,140,092           (79,603,919)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (24,181,648)          140,109,371
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                147,869,186           206,191,307
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------
From investment income:
    Class A                                                                        (121,847,440)         (133,906,914)
---------------------------------------------------------------------------------------------------------------------
    Class B                                                                         (12,271,580)          (12,184,294)
---------------------------------------------------------------------------------------------------------------------
    Class M                                                                            (203,144)              (32,962)
---------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (125,723,510)          (19,775,667)
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (112,176,488)           40,291,470
---------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,486,581,325         2,446,289,855
---------------------------------------------------------------------------------------------------------------------
End of year (including undistribed net investment income and distribution in
excess of net investment income of $1,781,474 and $382,275 respectively)        $2,374,404,837        $2,486,581,325
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                      February 16, 1995
                                                                                          (commencement
                                                                                          of operations)             Year ended
                                                                                        to September 30            September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                             1996                  1995                1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class M                          Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.75                $8.61                $8.73
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .46                  .31                  .43
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .03                  .13                  .03
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .49                  .44                  .46
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.46)                (.30)                (.43)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.46)                (.30)                (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.78                $8.75                $8.76
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           5.72                 5.23*                 5.38
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $5,732               $2,337             $250,990
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                              1.06                  .67*                 1.43
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.26                 3.04*                4.92
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      92.99                68.23                92.99
-------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)
                                                                                                             For the Period
                                                                                                            January 4, 1993
                                                                                                              (commencement
                                                                                                              of operations)
                                                                    Year ended September 30                 to September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1994                 1993
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.53                $9.66                $9.02
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .46                  .47                  .34
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .20                 (.98)                 .64
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .66                 (.51)                 .98
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.46)                (.49)                (.34)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                 (.07)                  --
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.06)                  --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.46)                (.62)                (.34)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.73                $8.53                $9.66
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            8.01                (5.51)               11.10*
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $246,407             $213,679             $137,323
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (b)                              1.43                 1.41                 1.04*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.34                 5.31                 3.66*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      68.23                59.27                43.77
-------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                                                         Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1995                 1994
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Class A
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.74                $8.55                $9.66
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .49                  .52                  .53
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .02                  .19                 (.97)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .51                  .71                 (.44)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.49)                (.52)                (.54)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                 (.07)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                 (.06)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.49)                (.52)                (.67)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.76                $8.74                $8.55
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.94                 8.58                (4.72)
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $2,117,684           $2,237,837           $2,232,611
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .78                  .78                  .77
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.58                 6.03                 5.97
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      92.99                68.23                59.27
-------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------
                                                                             1993                 1992
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $9.11                $8.81
-------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------
Net investment income                                                         .57                  .59
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .67                  .47
-------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.24                 1.06
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income                                                   (.56)                (.60)
-------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.01)                  --
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.12)                (.16)
-------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --
-------------------------------------------------------------------------------------------------------
Total distributions                                                          (.69)                (.76)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.66                $9.11
-------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.27                12.56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $2,425,661           $1,867,307
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               .74                  .66
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.81                 6.65
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      43.77                58.14
-------------------------------------------------------------------------------------------------------
Footnote reads:

*Not annualized

(a) Total investment return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $36,731,000 available to offset future captial gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover                 Expiration
-------------------         -------------------
   $25,580,000               September 30, 2003
    11,151,000               September 30, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post October loss deferrals, realized and unrealized gains and loss on certain futures contracts, market discount and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $1,575,171 to increase undistributed net investment income and $412,589 to increase paid-in capital, with an increase to accumulated net realized loss on investments of $1,987,760. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue and stepped-coupon bonds are accreted according to the effective yield method.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its class B shares organization aggregated $34,737. These expenses are being amortized on straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee,
administrative services,
and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion subject, under current law, to reduction , in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $2,590 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $1,139,186 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $167,065 and $2,566 from the sale of class A and class M shares, respectively and $596,537 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $29,904 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $1,975,080,098 and $2,109,232,954, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
                                      Year ended
                                  September 30, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold           151,334,010     $1,335,594,408
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           7,830,370         69,225,300
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam
Intermediate
Tax Exempt
Income Fund             4,415,668         38,151,371
----------------------------------------------------
                      163,580,048      1,442,971,079

Shares
repurchased          (178,136,572)    (1,575,678,966)
----------------------------------------------------
Net decrease          (14,556,524)    $ (132,707,887)
----------------------------------------------------
                                      Year ended
                                  September 30, 1995
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold           152,618,601    $ 1,306,234,641
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           9,008,081         76,964,617
----------------------------------------------------
                      161,626,682      1,383,199,258

Shares
repurchased          (166,654,699)    (1,432,393,643)
----------------------------------------------------
Net decrease           (5,028,017)   $   (49,194,385)
----------------------------------------------------

                                      Year ended
                                 September 30, 1996
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold            14,815,330      $ 130,495,282
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             881,235          7,784,707
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam
Intermediate
Tax Exempt
Income Fund               729,932          6,306,616
----------------------------------------------------
                       16,426,497        144,586,605

Shares
repurchased           (16,001,570)      (141,006,365)
----------------------------------------------------
Net increase              424,927       $  3,580,240
----------------------------------------------------
                                      Year ended
                                 September 30, 1995
----------------------------------------------------
Class B                 Shares                Amount
----------------------------------------------------
Shares sold            13,000,881       $111,156,375
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             908,734          7,767,291
----------------------------------------------------
                       13,909,615        118,923,666

Shares
repurchased           (10,729,890)       (91,840,442)
----------------------------------------------------
Net increase            3,179,725       $ 27,083,224
----------------------------------------------------
                                       Year ended
                                  September 30, 1996
----------------------------------------------------
Class M                 Shares                Amount
----------------------------------------------------
Shares sold               561,785        $ 4,957,876
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              16,450            144,865
----------------------------------------------------
                          578,235          5,102,741

Shares
repurchased              (192,893)        (1,698,604)
----------------------------------------------------
Net increase              385,342         $3,404,137
----------------------------------------------------

                                    For the period
                                   February 16, 1995
                                  (commencement of
                                    operations) to
                                  September 30, 1995
----------------------------------------------------
Class M                Shares                 Amount
----------------------------------------------------
Shares sold               282,768        $ 2,473,005
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               2,400             20,942
----------------------------------------------------
                          285,168          2,493,947

Shares
repurchased               (17,963)          (158,453)
----------------------------------------------------
Net increase              267,205         $2,335,494
----------------------------------------------------

Note 5
Acquisition of Putnam
Intermediate Tax Exempt
Income Fund

On May 11, 1996, the fund issued 4,415,668 and 729,932 of class A and class B shares, respectively, to shareholders of Putnam Intermediate Tax Exempt Income Fund to acquire the fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Intermediate Tax Exempt Income Fund on May 11, 1996, valuation date, were $2,355,851,213 and $44,457,987, respectively. On May 10,
1996, the fund had unrealized appreciation of $1,232,080.

The aggregate net assets of the fund immediately following the acquisition were $2,400,309,200.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that you will have received in January 1997 shows the tax status of all distributions paid to your account in calendar year 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                        Votes
                                     Votes for        withheld

Jameson Adkins Baxter              183,147,703        3,339,404

Hans H. Estin                      183,107,868        3,379,238

John A. Hill                       183,198,575        3,288,531

R.J. Jackson                       183,122,675        3,364,431

Elizabeth T. Kennan                183,136,425        3,350,681

Lawrence J. Lasser                 183,160,872        3,326,234

Robert E. Patterson                183,125,186        3,361,920

Donald S. Perkins                  183,043,316        3,443,790

William F. Pounds                  183,129,047        3,358,059

George Putnam                      183,040,925        3,446,181

George Putnam, III                 183,098,079        3,389,027

Eli Shapiro                        182,815,046        3,672,060

A.J.C. Smith                       183,163,509        3,323,598

W. Nicholas Thorndike              183,151,205        3,335,901

A proposal to ratify the Trustees' selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 179,875,545 votes for, and 1,551,642 votes against, with 5,059,920 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
158,963,205 votes for, and 8,614,505 votes against, with 18,909,396 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 156,246,411 votes for, and 10,398,844 votes against, with 19,841,851 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
151,827,038 votes for, and 14,821,882 votes against, with 19,838,187 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
154,079,545 votes for, and 12,997,202 votes against, with 19,410,359 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 152,492,343 votes for, and 14,460,005 votes against, with 19,534,758 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities of investments was approved as follows:
157,809,764 votes for, and 8,553,668 votes against, with 20,123,674 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
157,715,482 votes for, and 8,759,614 votes against, with 20,012,010 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 153,409,970 votes for, and 13,054,992 votes against, with 20,022,145 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 150,279,301 votes for, and 16,008,591 votes against, with 20,199,214 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 150,725,595 votes for, and 15,567,798 votes against, with 20,193,713 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 149,541,259 votes for, and 16,693,011 votes against, with 20,252,836 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 151,282,870 votes for, and 14,706,582 votes against, with 20,497,654 abstentions and broker non-votes.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Blake E. Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-------------------

28368-011/322/472   11/96